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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 3, 2004

                            ORTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     0-27368                  11-3068704
(State or other jurisdiction          (Commission             (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)


   3960 Broadway, New York, New York                               10032
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 740-6999




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.02 Unregistered Sales of Equity Securities

         On November 16, 2004, we made a Special Warrant Offer ("SWO") to all holders of our Series B-1, Series B-2 and Series C warrants. Such warrants were originally issued in connection with our Series B and Series C preferred stock financings in November and December 2002 and in February, May and July 2003. At the time of the SWO there were outstanding and eligible for the SWO: 667,989 and 25,000 Series B-1 warrants exercisable to purchase our common stock at $4.00 and $15.00 per common share, respectively; 544,138 and 25,000 Series B-2 warrants exercisable to purchase our common stock at $5.00 and $20.00 per common share, respectively, and 1,707,000 Series C warrants to purchase our common stock at $3.60 per common share. Under the terms of the SWO, the holders were entitled to purchase 1/3 of such shares they could otherwise purchase at a reduced exercise price of $1.67 per common share. Concurrently with such exercise they would receive 2/9 of such shares they could otherwise purchase at the reduced exercise price of $0.01 per common share, and they would surrender the right to purchase their remaining 4/9 of such shares they could otherwise purchase. Each warrant holder participating in the SWO will receive a new warrant to purchase 30% of the common shares acquired by such purchaser in the SWO.

         (a) The SWO was concluded December 3, 2004. We sold an aggregate of 1,404,518 shares of our common stock and warrants to purchase an additional 421,355 shares of our common stock for $2.00 per share.

         (c) Holders of 491,791 of our Series B-1 warrants, 431,341 of our Series B-2 warrants, and 1,605,000 of our Series C warrants participated in the SWO. Participation in the offering resulted in our receiving cash proceeds of $1,310,131 and $100,000 as forgiveness of a promissory note obligation. There will be no fees paid to our placement agent in connection with the SWO.

         (d) Our sale of the shares and warrants in the SWO was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) of such Act, as a transaction by an issuer not involving any public offering and pursuant to the provisions of Regulation D since all the offerees are accredited investors. The Series B and Series C SWO's are filed as Exhibits
                2.1 and 2.2 to this Form 8-K.

         (e) The new warrants issued to the purchasers in the SWO's, to purchase an aggregate of 421,355 shares of our common stock, are exercisable at a price of $2.00 per share.




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Item 9.01    Financial Statements and Exhibits.

      (c)    Exhibits.

             Exhibit No.               Description
             -----------               -----------
             2.1               Ortec International Inc. Series B Special Warrant Offer
             2.2               Ortec International Inc. Series C Special Warrant Offer




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 9, 2004

                                             ORTEC INTERNATIONAL, INC.



                                             By:  /s/ Ron Lipstein
                                             Ron Lipstein
                                             Chief Executive Officer